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                                                                   Exhibit 10.6


                 SECOND AMENDMENT TO THE 3 YEAR CREDIT AGREEMENT

                 THIRD AMENDMENT TO THE 364 DAY CREDIT AGREEMENT

            SECOND AMENDMENT, dated as of January 31, 1997, among RJR NABISCO HOLDINGS CORP., a Delaware corporation ("Holdings"), RJR NABISCO, INC., a Delaware corporation (the "Borrower"), and the lending institutions party to the 3 Year Credit Agreement referred to below and THIRD AMENDMENT, dated as of January 31, 1997, among Holdings, the Borrower and the lending institutions party to the 364 Day Credit Agreement referred to below (collectively, the "Amendment"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the respective Credit Agreements (as defined below).

                              W I T N E S S E T H :

            WHEREAS, Holdings, the Borrower and various lending institutions (the "3 Year Banks") are parties to a Credit Agreement, dated as of April 28, 1995, with respect to Commitments aggregating $2,700,000,000 (the "3 Year Credit Agreement");

            WHEREAS, Holdings, the Borrower and various lending institutions (the "364 Day Banks" and, together with the 3 Year Banks, the "Banks") are parties to a Credit Agreement, dated as of April 28, 1995, with respect to Commitments aggregating $750,000,000 (the "364 Day Credit Agreement" and, together with the 3 Year Credit Agreement, the "Credit Agreements");

            WHEREAS, Holdings, the Borrower and the 3 Year Banks wish to enter into the agreements with respect to the 3 Year Credit Agreement as herein provided; and

            WHEREAS, Holdings, the Borrower and the 364 Day Banks wish to enter into the agreements with respect to the 364 Day Credit Agreement as herein provided;

            NOW, THEREFORE, it is agreed:

I. Amendments to the 3 Year Credit Agreement.

            1. Section 8.05 of the 3 Year Credit Ageement is hereby amended by
(x) deleting the phrase "the Effective Date" in each place it appears in clause
(iii) of said Section and inserting the phrase "January 1, 1997" in lieu thereof and (y) deleting the phrase "Cumulative Consolidated Net Income" appearing in clause (iii) of said Section and inserting the phrase "Cumulative Adjusted Cash Net Income" in lieu thereof.


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            2. Section 8.07 of the 3 Year Credit Ageement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:

                 "Period                        Amount
                 -------                        ------

      Initial Borrowing Date                    $7,500,000,000
      to and including
      December 31, 1995


      January 1, 1996                           $7,600,000,000
      to and including
      December 31, 1996

      Thereafter                                $7,500,000,000".


            3. Section 8.08 of the 3 Year Credit Ageement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:

                 "Period                        Ratio
                 -------                        -----

      Initial Borrowing Date                    1.60:1
      to and including
      December 31, 1995

      January 1, 1996                           1.50:1
      to and including
      December 31, 1997

      January 1, 1998                           1.60:1
      to and including
      December 31, 1998

      Thereafter                                1.65:1".


            4. Section 8.09 of the 3 Year Credit Ageement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:


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                 "Period                        Ratio
                 -------                        -----

      Initial Borrowing Date                    2.60:1
      to and including
      December 31, 1995

      January 1, 1996                           2.55:1
      to and including
      December 31, 1996

      January 1, 1997                           2.40:1
      to and including
      December 31, 1997

      January 1, 1998                           2.25:1
      to and including
      December 31, 1998

      Thereafter                                2.05:1".


            5. The definition of "Cumulative Consolidated Net Income" appearing in Section 10 of the 3 Year Credit Agreement shall be deleted in its entirety and the following new definition shall be inserted in lieu thereof:

            "Cumulative Adjusted Cash Net Income" shall mean, at any time for any determination thereof, the sum of (i) consolidated net income of Holdings and its Non-Nabisco Subsidiaries, determined in accordance with GAAP, for the period (taken as one accounting period) commencing January 1, 1997 and ending on the last day of the last fiscal quarter of Holdings then ended plus (ii) all losses from debt retirement deducted in determining such consolidated net income plus (iii) all cash dividends actually received from NHC during such period to the extent not included in determining such consolidated net income plus (iv) all trademark and goodwill amortization deducted in determining such consolidated net income, reduced by any tax benefit relating thereto included in determining such consolidated net income for such period.

II. Amendments to the 364 Day Credit Agreement.

            1. Section 8.05 of the 364 Day Credit Ageement is hereby amended by
(x) deleting the phrase "the Effective Date" in each place it appears in clause
(iii) of said Section and inserting the phrase "January 1, 1997" in lieu thereof and (y) deleting the phrase


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"Cumulative Consolidated Net Income" appearing in clause (iii) of said Section and inserting the phrase "Cumulative Adjusted Cash Net Income" in lieu thereof.

            2. Section 8.07 of the 364 Day Credit Ageement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:

                 "Period                        Amount
                 -------                        ------

      Initial Borrowing Date                    $7,500,000,000
      to and including
      December 31, 1995

      January 1, 1996                           $7,600,000,000
      to and including
      December 31, 1996

      Thereafter                                $7,500,000,000".


            3. Section 8.08 of the 364 Day Credit Ageement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:

                 "Period                        Ratio
                 -------                        -----

      Initial Borrowing Date                    1.60:1
      to and including
      December 31, 1995

      January 1, 1996                           1.50:1
      to and including
      December 31, 1997

      January 1, 1998                           1.60:1
      to and including
      December 31, 1998

      Thereafter                                1.65:1".


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            4. Section 8.09 of the 364 Day Credit Ageement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:

                 "Period                        Ratio
                 -------                        -----

      Initial Borrowing Date                    2.60:1
      to and including
      December 31, 1995

      January 1, 1996                           2.55:1
      to and including
      December 31, 1996

      January 1, 1997                           2.40:1
      to and including
      December 31, 1997

      January 1, 1998                           2.25:1
      to and including
      December 31, 1998

      Thereafter                                2.05:1".


            5. The definition of "Cumulative Consolidated Net Income" appearing in Section 10 of the 364 Day Credit Agreement shall be deleted in its entirety and the following new definition shall be inserted in lieu thereof:

            "Cumulative Adjusted Cash Net Income" shall mean, at any time for any determination thereof, the sum of (i) consolidated net income of Holdings and its Non-Nabisco Subsidiaries, determined in accordance with GAAP, for the period (taken as one accounting period) commencing January 1, 1997 and ending on the last day of the last fiscal quarter of Holdings then ended plus (ii) all losses from debt retirement deducted in determining such consolidated net income plus (iii) all cash dividends actually received from NHC during such period to the extent not included in determining such consolidated net income plus (iv) all trademark and goodwill amortization deducted in determining such consolidated net income, reduced by any tax benefit relating thereto included in determining such consolidated net income for such period.


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III.  Miscellaneous Provisions

            1. In order to induce the Banks to enter into this Amendment, (a) the Borrower agrees to pay a fee to each 3 Year Bank which has signed a copy of this Amendment and delivered by facsimile transmission an executed signature page thereof to White & Case, 1155 Avenue of the Americas, New York, New York 10036, Attention: Seema Shah, Esq. (Facsimile No.: (212) 354-8113) on or prior to 5:00 P.M. (New York time) on January 31, 1997, equal to 0.05% of such 3 Year Bank's Commitment (as defined in the 3 Year Credit Agreement), such fee to be payable on or prior to the fifth Business Day (such date, the "Fee Payment Date") following the later of (A) January 31, 1997 and (B) the Amendment Effective Date (as defined below), (b) the Borrower agrees to pay a fee to each 364 Day Bank which has signed a copy of this Amendment and delivered by facsimile transmission an executed signature page thereof to White & Case as described in preceding clause (a) at or prior to 5:00 P.M. (New York time) on January 31, 1997, equal to 0.05% of such 364 Day Bank's Commitment (as defined in the 364 Day Credit Agreement), such fee to be payable on or prior to the Fee Payment Date and (c) each Credit Party hereby (i) makes each of the representations, warranties and agreements contained in Section 6 of each Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the Amendment Effective Date, both before and after giving effect to this Amendment.

            2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of either Credit Agreement or any other Credit Document (as defined in each Credit Agreement).

            3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Payments Administrator.

            4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            5. This Amendment shall become effective as of the date first written above on the date (the "Amendment Effective Date") when (i) each of the Credit Parties, (ii) 3 Year Banks constituting Required Banks under the 3 Year Credit Agreement and (iii) 364 Day Banks constituting Required Banks under the 364 Day Credit Agreement, shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case, 1155 Avenue of the Americas, New York, New York 10036, Attention: Seema Shah, Esq. (Facsimile No.: (212) 354-8113). After transmitting its executed signature page to White & Case as provided above, each of the Banks shall deliver executed hard copies of this Amendment to White & Case, Attention: Maria Beltran at the address provided above.


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